UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

NOTABLE LABS, LTD.

(Exact name of registrant as specified in charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Hatch Drive Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 851-2410

Vascular Biogenics Ltd.

8 HaSatat St.

Modi’in, Israel 7178106

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.35 each	NTBL	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 16, 2023, Notable Labs, Ltd., formerly known as “Vascular Biogenics Ltd.” (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting, among other items, that on October 16, 2023 the Company completed its business combination with Notable Labs, Inc. (“Notable”) and Vibrant Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”) in accordance with the terms of the Agreement and Plan of Merger, dated as of February 22, 2023 (the “Merger Agreement”), by and among the Company, Notable and Merger Sub. Pursuant to the Merger Agreement, Merger Sub merged with and into Notable, with Notable surviving as a wholly owned subsidiary of the Company (the “Merger”). This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Original Form 8-K to provide (i) the audited financial statements of Notable as of and for the years ended December 31, 2022 and 2021, (ii) the unaudited financial statements of Notable as of September 30, 2023 and for the three and nine months ended September 30, 2023 and 2022, and (iii) the unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022. Such financial information was excluded from the Original Form 8-K in reliance on the instructions thereto.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

Notable’s audited financial statements as of and for the years ended December 31, 2022 and 2021 and the accompanying notes thereto are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A.

Notable’s unaudited financial statements as of September 30, 2023 and for the three and nine months ended September 30, 2023 and 2022 and the accompanying notes thereto are filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022 and the accompanying notes thereto are filed herewith as Exhibit 99.4 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

2.1 +	Agreement and Plan of Merger, dated as of February 22, 2023, by and among Vascular Biogenics Ltd., Vibrant Merger Sub, Inc., and Notable Labs, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed with the SEC on September 5, 2023).

2.2	Form of Lock-Up Agreement, by and among Notable Labs, Inc., Vascular Biogenics Ltd., and certain directors and officers of Notable Labs, Inc. (incorporated by reference to Exhibit 2.4 to the Registration Statement on Form S-4 filed with the SEC on September 5, 2023).

3.1	Amendment to Articles of Association, dated October 16, 2023 (previously filed as Exhibit 3.1 to the Original 8-K)

10.1*	Amended and Restated Employment Agreement by and between Notable Labs, Inc. and Thomas Bock dated April 30, 2021 (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 filed with the SEC on September 5, 2023).

10.2*	Employment Agreement by and between Notable Labs, Inc. and Joseph Wagner dated June 15, 2020 (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 filed with the SEC on September 5, 2023).

10.3*	Engagement Letter by and between Notable Labs, Inc. and Scott A. McPherson dated March 1, 2023 (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed with the SEC on September 5, 2023).

10.4*	Form of Release and Indemnification Agreement (previously filed as Exhibit 10.4 to the Original 8-K).

10.5+	Asset Purchase Agreement by and between Immunewalk Therapeutics Inc. and Vascular Biogenics Ltd., dated as of October 1, 2023 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on October 2, 2023)

23.1	Consent of Deloitte & Touche LLP, Independent Auditors of Notable Labs, Inc.

99.1	Press release dated October 16, 2023 (previously filed as Exhibit 99.1 to the Original 8-K)

99.2	Audited financial statements of Notable Labs, Inc. as of and for the years ended December 31, 2022 and 2021

99.3	Unaudited financial statements of Notable Labs, Inc. as of September 30, 2023 and for the three and nine months ended September 30, 2023 and 2022

99.4	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2022 and as of and for the nine months ended September 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Management contract or compensatory plan or arrangement.

+	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTABLE LABS, LTD.

Date: November 29, 2023	By:	/s/ Thomas A. Bock
	Name:	Thomas A. Bock
	Title:	Chief Executive Officer